INVENTORIES	12 Months Ended
Dec. 31, 2023
INVENTORIES.
INVENTORIES

5— INVENTORIES

	December 31,
	2023	2022
Components, spare parts	8,973	7,543
Work-in-progress	512	283
Finished goods – own manufactured products	2,115	1,514
Finished goods – distribution products	4,775	3,702
Total gross inventories	16,375	13,042
Less: allowance for slow-moving inventory and net realizable value	(1,263)	(1,262)
Total	15,112	11,780

The provision for slow moving inventory relates to components and spare parts. The increase in the allowance for slow moving inventory (excluding exchange rate impact), which are classified within cost of sales, amounted to €354 thousand for the year ended December 31, 2023, €93 thousand for the year ended December 31, 2022, and €371 thousand for the year ended December 31, 2021. During 2023, we recorded a reversal allowance for slow moving inventory for €301 thousand linked to the write-off  of obsolete inventory.